UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

iAnthus Capital Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56228	98-1360810
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 King Street West Suite 314
Toronto, Ontario		M5H 3S6
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 518-9418

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation by iAnthus Capital Holdings, Inc. (the “Company”) of its consolidated financial statements for the fiscal year ended December 31, 2023, the Company’s management identified an error related to its financial reporting process in connection with an intercompany consolidation of two wholly-owned subsidiaries and in the valuation of inventory, both resulting in an overstatement of inventory in its previously issued unaudited interim condensed consolidated financial statements for the three and nine months ended September 30, 2023, as contained in the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 2023 filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2023 (“Third Quarter 2023 Interim Financial Statements”). This error resulted in an overstatement of 'inventories, net' and 'accrued and other current liabilities' on the unaudited interim condensed consolidated balance sheet as of September 30, 2023, and an overstatement of 'income tax expense', and an understatement of 'cost and expenses applicable to revenues', on its unaudited interim condensed consolidated statements of operations for the three and nine months ended September 30, 2023. This error has no impact on the cash balance as of September 30, 2023 and results in no net change in cash flows for the nine months ended September 30, 2023.

On February 13, 2024, the Audit Committee of the Company’s Board of Directors concluded, after discussion with the Company’s management and its advisors, that the Third Quarter 2023 Interim Financial Statements were materially misstated due to this error. As a result, the Third Quarter 2023 Interim Financial Statements and accompanying earnings release should no longer be relied upon. The Company anticipates making the appropriate adjustments in an amendment to its Quarterly Report on Form 10-Q filed with the SEC on November 9, 2023, which will include restated unaudited interim condensed consolidated financial statements for the three and nine months ended September 30, 2023 and any other appropriate revisions no later than February 29, 2024. The Company will report these errors as material weaknesses and its intended remediation efforts within Item 4. Controls and Procedures in the amended Form 10Q for its fiscal quarter ended September 30, 2023.

The Company’s management and Audit Committee have discussed the matters disclosed in this Item 4.02 of this Current Report on Form 8-K with its independent registered public accounting firm, PKF O’Connor Davies, LLP.

Item 8.01 Other Events.

On February 16, 2024, the Company issued a press release related to the matters herein. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated February 16, 2024

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IANTHUS CAPITAL HOLDINGS, INC.

Date:	February 16, 2024	By:	/s/ Richard Proud
Richard Proud Chief Executive Officer